UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PulteGroup, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PULTEGROUP, INC.

3350 Peachtree Road NE, Suite 150

Atlanta, Georgia 30326

March 28, 2017

Dear Shareholder:

We revised the proxy card for shareholders to use to vote in conjunction with our 2017 Annual Meeting of Shareholders (“Meeting”) to take place on May 3, 2017. The sample proxy card previously filed with the Securities and Exchange Commission on March 21, 2017, the proxy card previously mailed to shareholders (including to 401(k) participants) and the voting options previously provided at www.proxyvote.com for the Meeting provided voting options with respect to the election of directors that were inconsistent with the majority voting standard which we adopted when we amended our By-laws in February 2017. Consistent with the majority voting standard, the revised proxy card gives you the option to vote for, against or abstain from voting on each director. The majority vote requirement is accurately described in our proxy statement. The changes to the proxy card only impact the election of directors. There are no changes to the voting for the other proposals up for consideration at the Meeting.

We have included a revised proxy card with this letter and have revised the voting options at www.proxyvote.com. If you have not yet voted, please discard the previously provided proxy card and use the enclosed revised proxy card to vote your shares by mail, or follow the instructions on the revised proxy card to vote via the internet or by telephone. Even if you have already voted, we encourage you to revote by using the enclosed revised proxy card or instructions to vote via the internet or by telephone. As stated in the proxy statement, you may also vote in person, but we encourage you to vote promptly, whether or not you plan to attend the Meeting.

If you have already voted or you continue to use the prior proxy card, a vote for a director indicated as “Withhold” on the prior proxy card or other voting method will be treated as an “Against” vote for all purposes at the Meeting.

If you have any questions, or need assistance in voting your shares, please call our proxy solicitor:

D.F. King & Co.

Toll-free: (888) 625-2588

As always, your vote is important, and we appreciate your attention to this matter. We apologize for any inconvenience.

Sincerely,

TODD N. SHELDON Executive Vice President, General Counsel and Corporate Secretary Atlanta, Georgia

PULTEGROUP, INC. 3350 PEACHTREE ROAD NE SUITE 150 ATLANTA, GA 30326

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on Tuesday, May 2, 2017. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on Tuesday, May 2, 2017. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E26007-P87538-Z69704 KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PULTEGROUP, INC.
The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2 and 3:
1. Election of Directors
Nominees:	For	Against	Abstain
1a. Brian P. Anderson	☐	☐	☐			For	Against	Abstain
1b. Bryce Blair	☐	☐	☐	1k. Scott F. Powers		☐	☐	☐
1c. Richard W. Dreiling	☐	☐	☐	1l. William J. Pulte		☐	☐	☐
1d. Thomas J. Folliard	☐	☐	☐	2. The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.		☐	☐	☐
1e. Joshua Gotbaum	☐	☐	☐
1f. Cheryl W. Grisé	☐	☐	☐	3. An advisory vote to approve executive compensation.		☐	☐	☐
1g. André J. Hawaux	☐	☐	☐	The Board of Directors recommends a vote for ONE YEAR on Proposal 4: 4. An advisory vote to approve the frequency of the advisory vote regarding executive compensation.	One Year ☐	Two Years ☐	Three Years ☐	Abstain ☐
1h. Ryan R. Marshall	☐	☐	☐
1i. Patrick J. O’Leary	☐	☐	☐
1j. John R. Peshkin	☐	☐	☐
NOTE: If any other matter is properly brought before the meeting and any adjournments thereof, the persons named in the proxy will vote in their discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

V.1.1

2017 ANNUAL MEETING ADMISSION TICKET

2017 Annual Meeting of

PulteGroup, Inc. Shareholders

May 3, 2017

Upon arrival, please present this admission ticket

and photo identification at the registration desk.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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E26008-P87538-Z69704

PulteGroup, Inc.

2017 Annual Meeting of Shareholders

May 3, 2017 at 8:30 A.M. Eastern Time

This proxy is solicited by the Board of Directors

The undersigned hereby revokes any proxy or proxies previously given and appoints Ryan R. Marshall and Todd N. Sheldon, and each of them, with the power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the common shares of PulteGroup, Inc. which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of the Company to be held May 3, 2017, at 3350 Peachtree Road NE, Atlanta, GA 30326, and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Annual Meeting.

The shares represented by the proxy card will be voted in accordance with specifications made therein. If no specifications are made, the proxy will be voted FOR Proposals 1, 2, 3, and ONE YEAR for Proposal 4. If any other matter is properly brought before the meeting and any adjournments thereof, the persons named in the proxy will vote in their discretion.

Continued and to be signed on reverse side

V.1.1